SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2000



                      Tiers Asset-Backed Securities, Series
                 CHAMT Trust 1997-7 (Exact name of registrant as
                            specified in its charter)


         DELAWARE                  33-55860/33-357357               52-6880113
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (I.R.S. employer
     of incorporation)               file number)          identification no.)

                   c/o Delaware Trust Capital Management, Inc.
                   c/o First Union Trust Co., N.A.
                   920 King Street, One Rodney Square, 1st Floor

         Wilmington, Delaware                                         19801
 -------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code (302)-888-7539
                                                   --------------


        ______________________________N/A ______________________________
          (Former name or former address, if changed since last report)



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Item 1.           Changes in Control of Registrant.

                  Not Applicable.
Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.
Item 3.           Bankruptcy or Receivership.

                  Not Applicable.
Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.
Item 5.           Other Events.

                  Not Applicable.
Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.
Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the August 15, 2000 Distribution Date

2.  Administrator's Report in respect of the August 15, 2000 Distribution Date.

Item 8.  Change in Fiscal Year.

                  Not Applicable.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          TIERS Asset-Backed Securities
                            Series CHAMT Trust 1997-7


                          By:   Delaware Trust Capital Management, Inc.,
                                  not in its individual capacity,
                                  but solely as Owner Trustee on behalf of
                                  TIERS Asset-Backed Securities,
                                  Series CHAMT Trust 1997-7




                          By:________________________________
                            Name: Sterling C. Correia
                            Title:  Vice President


Dated: August 16, 2000




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                                  EXHIBIT INDEX


Exhibit                                                                   Page


1.  Indenture Trustee's Report in respect of the August 15, 2000
    Distribution Date                                                      5-6


2.  Administrator's Report in respect of the August 15, 2000
    Distribution Date                                                      7-8